UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  December 15, 2006

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number

1-8841 2-27612	FPL GROUP, INC. FLORIDA POWER & LIGHT COMPANY 700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000	59-2449419 59-0247775

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.06 Material Impairments

On December 15, 2006, FPL FiberNet, LLC (FPL FiberNet), an indirect wholly-owned subsidiary of FPL Group, Inc. (FPL Group), concluded that an impairment charge related to its metropolitan (metro) market assets was warranted, based upon an analysis performed during the fourth quarter of 2006 in light of recent significant changes in the business climate.  These business climate changes include customer consolidations, migration to a more efficient form of networking technology and lack of future benefits to be achieved through competitive pricing, all of which have a negative impact on the value of FPL FiberNet's metro assets.  While the metro market business is expected to continue to generate positive cash flows, management's expectation of the rate of future growth in cash flow has been reduced as a result of these business climate changes.  Accordingly, FPL Group expects to record an impairment charge ranging from approximately $90 million to $105 million ($55 million to $65 million after tax) in the fourth quarter of 2006.  FPL Group does not believe this impairment charge will result in any future cash expenditures.

SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure

On December 15, 2006, at FPL Group's 2006 annual meeting of shareholders in Palm Beach Gardens, Florida, FPL Group announced updated adjusted earnings expectations for 2006 and reaffirmed its previously announced adjusted earnings expectations for 2007 and 2008.  The following ranges of adjusted earnings per share expectations assume normal weather, exclude merger-related costs in 2006 and exclude the effect of adopting new accounting standards as well as the mark-to-market effect of non-qualifying hedges, neither of which can be determined at this time:

	2006				2007			2008

Florida Power & Light Company	$1.98	-	$2.02		$2.10	-	$2.15	$2.15	-	$2.25

FPL Energy, LLC	$1.28	-	$1.30	(a)	$1.45	-	$1.55	$1.65	-	$1.85

Corporate and Other	$(0.34)	-	$(0.36)	(b)	$(0.20)	-	$(0.25)	$(0.20)	-	$(0.25)

FPL Group, Inc.	$2.90	-	$2.95		$3.35	-	$3.45	$3.60	-	$3.80
____________________
(a)	Includes FPL Energy, LLC's portion of a final judgment related to an Indonesian project suspended in 1998, which totaled approximately $0.16 per share.
(b)	Includes a fourth quarter 2006 impairment charge related to FPL FiberNet's assets in the metro market which is not yet final but is expected to be approximately $0.14 to $0.16 per share.

Cautionary Statements And Risk Factors That May Affect Future Results

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (Reform Act), FPL Group, Inc. (FPL Group) and Florida Power & Light Company (FPL) are hereby providing cautionary statements identifying important factors that could cause FPL Group's or FPL's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made by or on behalf of FPL Group and FPL in this Form 8-K, on their respective websites, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as will likely result, are expected to, will continue, is anticipated, believe, could, estimated, may, plan, potential, projection, target, outlook) are not statements of historical facts and may be forward-looking. Forward-looking statements involve estimates, assumptions and uncertainties. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors (in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements) that could cause FPL Group's or FPL's actual results to differ materially from those contained in forward-looking statements made by or on behalf of FPL Group and FPL.

Any forward-looking statement speaks only as of the date on which such statement is made, and FPL Group and FPL undertake no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

The following are some important factors that could have a significant impact on FPL Group's and FPL's operations and financial results, and could cause FPL Group's and FPL's actual results or outcomes to differ materially from those discussed in the forward-looking statements:

FPL Group and FPL are subject to complex laws and regulations and to changes in laws and regulations as well as changing governmental policies and regulatory actions, including initiatives regarding deregulation and restructuring of the energy industry and environmental matters.  FPL holds franchise agreements with local municipalities and counties, and must renegotiate expiring agreements.  These factors may have a negative impact on the business and results of operations of FPL Group and FPL.

  FPL Group and FPL are subject to complex laws and regulations, and to changes in laws or regulations, including the Public Utility Regulatory Policies Act of 1978, as amended, the Public Utility Holding Company Act of 2005, the Federal Power Act, the Atomic Energy Act of 1954, as amended, the Energy Policy Act of 2005 (2005 Energy Act) and certain sections of the Florida statutes relating to public utilities, changing governmental policies and regulatory actions, including those of the Federal Energy Regulatory Commission (FERC), the Florida Public Service Commission (FPSC) and the legislatures and utility commissions of other states in which FPL Group has operations, and the Nuclear Regulatory Commission (NRC), with respect to, among other things, allowed rates of return, industry and rate structure, operation of nuclear power facilities, operation and construction of plant facilities, operation and construction of transmission facilities, acquisition, disposal, depreciation and amortization of assets and facilities, recovery of fuel and purchased power costs, decommissioning costs, return on common equity and equity ratio limits, and present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs).  The FPSC has the authority to disallow recovery by FPL of any and all costs that it considers excessive or imprudently incurred.  The regulatory process generally restricts FPL's ability to grow earnings and does not provide any assurance as to achievement of earnings levels.

  FPL Group and FPL are subject to extensive federal, state and local environmental statutes as well as the effect of changes in or additions to applicable statutes, rules and regulations relating to air quality, water quality, waste management, wildlife mortality, natural resources and health and safety that could, among other things, restrict or limit the output of certain facilities or the use of certain fuels required for the production of electricity and/or require additional pollution control equipment and otherwise increase costs.  There are significant capital, operating and other costs associated with compliance with these environmental statutes, rules and regulations, and those costs could be even more significant in the future.

  FPL Group and FPL operate in a changing market environment influenced by various legislative and regulatory initiatives regarding deregulation, regulation or restructuring of the energy industry, including deregulation or restructuring of the production and sale of electricity.  FPL Group and its subsidiaries will need to adapt to these changes and may face increasing competitive pressure.

  FPL Group's and FPL's results of operations could be affected by FPL's ability to renegotiate franchise agreements with municipalities and counties in Florida.

The operation and maintenance of power generation facilities, including nuclear facilities, involve significant risks that could adversely affect the results of operations and financial condition of FPL Group and FPL.

  The operation and maintenance of power generation facilities involve many risks, including, but not limited to, start up risks, breakdown or failure of equipment, transmission lines or pipelines, the inability to properly manage or mitigate known equipment defects throughout our generation fleets unless and until such defects are remediated, use of new technology, the dependence on a specific fuel source, including the supply and transportation of fuel, or the impact of unusual or adverse weather conditions (including natural disasters such as hurricanes), as well as the risk of performance below expected or contracted levels of output or efficiency.  This could result in lost revenues and/or increased expenses, including, but not limited to, the requirement to purchase power in the market at potentially higher prices to meet contractual obligations.  Insurance, warranties or performance guarantees may not cover any or all of the lost revenues or increased expenses, including the cost of replacement power.  In addition to these risks, FPL Group's and FPL's nuclear units face certain risks that are unique to the nuclear industry including, but not limited to, the ability to store and/or dispose of spent nuclear fuel, the potential payment of significant retrospective insurance premiums, as well as additional regulatory actions up to and including shutdown of the units stemming from public safety concerns, whether at FPL Group's and FPL's plants, or at the plants of other nuclear operators.  Breakdown or failure of an operating facility of FPL Energy may prevent the facility from performing under applicable power sales agreements which, in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages.

The construction of, and capital improvements to, power generation facilities involve substantial risks.  Should construction or capital improvement efforts be unsuccessful, the results of operations and financial condition of FPL Group and FPL could be adversely affected.

  FPL Group's and FPL's ability to successfully and timely complete their power generation facilities currently under construction, those projects yet to begin construction or capital improvements to existing facilities within established budgets is contingent upon many variables and subject to substantial risks.  Should any such efforts be unsuccessful, FPL Group and FPL could be subject to additional costs, termination payments under committed contracts, and/or the write-off of their investment in the project or improvement.

The use of derivative contracts by FPL Group and FPL in the normal course of business could result in financial losses that negatively impact the results of operations of FPL Group and FPL.

  FPL Group and FPL use derivative instruments, such as swaps, options and forwards to manage their commodity and financial market risks, and to a lesser extent, engage in limited trading activities.  FPL Group could recognize financial losses as a result of volatility in the market values of these contracts, or if a counterparty fails to perform.  In the absence of actively quoted market prices and pricing information from external sources, the valuation of these derivative instruments involves management's judgment or use of estimates.  As a result, changes in the underlying assumptions or use of alternative valuation methods could affect the reported fair value of these contracts.  In addition, FPL's use of such instruments could be subject to prudency challenges and if found imprudent, cost recovery could be disallowed by the FPSC.

FPL Group's competitive energy business is subject to risks, many of which are beyond the control of FPL Group, that may reduce the revenues and adversely impact the results of operations and financial condition of FPL Group.

  There are other risks associated with FPL Group's competitive energy business.  In addition to risks discussed elsewhere, risk factors specifically affecting FPL Energy's success in competitive wholesale markets include the ability to efficiently develop and operate generating assets, the successful and timely completion of project restructuring activities, maintenance of the qualifying facility status of certain projects, the price and supply of fuel (including transportation), transmission constraints, competition from new sources of generation, excess generation capacity and demand for power.  There can be significant volatility in market prices for fuel and electricity, and there are other financial, counterparty and market risks that are beyond the control of FPL Energy.  FPL Energy's inability or failure to effectively hedge its assets or positions against changes in commodity prices, interest rates, counterparty credit risk or other risk measures could significantly impair FPL Group's future financial results.  In keeping with industry trends, a portion of FPL Energy's power generation facilities operate wholly or partially without long-term power purchase agreements.  As a result, power from these facilities is sold on the spot market or on a short-term contractual basis, which may affect the volatility of FPL Group's financial results.  In addition, FPL Energy's business depends upon transmission facilities owned and operated by others; if transmission is disrupted or capacity is inadequate or unavailable, FPL Energy's ability to sell and deliver its wholesale power may be limited.

FPL Group's ability to successfully identify, complete and integrate acquisitions is subject to significant risks, including the effect of increased competition for acquisitions resulting from the consolidation of the power industry.

  FPL Group is likely to encounter significant competition for acquisition opportunities that may become available as a result of the consolidation of the power industry, in general, as well as the passage of the 2005 Energy Act.  In addition, FPL Group may be unable to identify attractive acquisition opportunities at favorable prices and to successfully and timely complete and integrate them.

Because FPL Group and FPL rely on access to capital markets, the inability to maintain current credit ratings and access capital markets on favorable terms may limit the ability of FPL Group and FPL to grow their businesses and would likely increase interest costs.

  FPL Group and FPL rely on access to capital markets as a significant source of liquidity for capital requirements not satisfied by operating cash flows.  The inability of FPL Group, FPL Group Capital Inc and FPL to maintain their current credit ratings could affect their ability to raise capital on favorable terms, particularly during times of uncertainty in the capital markets, which, in turn, could impact FPL Group's and FPL's ability to grow their businesses and would likely increase their interest costs.

Customer growth in FPL's service area affects FPL Group's results of operations.

  FPL Group's results of operations are affected by the growth in customer accounts in FPL's service area.  Customer growth can be affected by population growth as well as economic factors in Florida, including job and income growth, housing starts and new home prices.  Customer growth directly influences the demand for electricity and the need for additional power generation and power delivery facilities at FPL.

Weather affects FPL Group's and FPL's results of operations.

  FPL Group's and FPL's results of operations are affected by changes in the weather.  Weather conditions directly influence the demand for electricity and natural gas and affect the price of energy commodities, and can affect the production of electricity at wind and hydro-powered facilities.  FPL Group's and FPL's results of operations can be affected by the impact of severe weather which can be destructive, causing outages and/or property damage, may affect fuel supply, and could require additional costs to be incurred.  At FPL, recovery of these costs is subject to FPSC approval.

FPL Group and FPL are subject to costs and other effects of legal proceedings as well as changes in or additions to applicable tax laws, rates or policies, rates of inflation, accounting standards, securities laws and corporate governance requirements.

  FPL Group and FPL are subject to costs and other effects of legal and administrative proceedings, settlements, investigations and claims, as well as the effect of new, or changes in, tax laws, rates or policies, rates of inflation, accounting standards, securities laws and corporate governance requirements.

Threats of terrorism and catastrophic events that could result from terrorism may impact the operations of FPL Group and FPL in unpredictable ways.

  FPL Group and FPL are subject to direct and indirect effects of terrorist threats and activities.  Generation and transmission facilities, in general, have been identified as potential targets.  The effects of terrorist threats and activities include, among other things, terrorist actions or responses to such actions or threats, the inability to generate, purchase or transmit power, the risk of a significant slowdown in growth or a decline in the U.S. economy, delay in economic recovery in the U.S., and the increased cost and adequacy of security and insurance.

The ability of FPL Group and FPL to obtain insurance and the terms of any available insurance coverage could be affected by national, state or local events and company-specific events.

  FPL Group's and FPL's ability to obtain insurance, and the cost of and coverage provided by such insurance, could be affected by national, state or local events as well as company-specific events.

FPL Group and FPL are subject to employee workforce factors that could affect the businesses and financial condition of FPL Group and FPL.

  FPL Group and FPL are subject to employee workforce factors, including loss or retirement of key executives, availability of qualified personnel, collective bargaining agreements with union employees and work stoppage that could affect the businesses and financial condition of FPL Group and FPL.

The risks described herein are not the only risks facing FPL Group and FPL.  Additional risks and uncertainties not currently known to FPL Group or FPL, or that are currently deemed to be immaterial, also may materially adversely affect FPL Group's or FPL's business, financial condition and/or future operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

FPL GROUP, INC.
FLORIDA POWER & LIGHT COMPANY

(Registrants)

Date:  December 15, 2006

K. MICHAEL DAVIS

K. Michael Davis
Controller and Chief Accounting Officer of FPL Group, Inc.
Vice President, Accounting, Controller and
Chief Accounting Officer of Florida Power & Light Company
(Principal Accounting Officer of the Registrants)